UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2009

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2009, the Compensation Committee of Dr Pepper Snapple Group, Inc. (the "Committee" and "Company," respectively), in its efforts to continue to transition from a UK based governance and executive compensation program, approved and adopted the Company's Change in Control Plan (the "Plan"). The Plan provides that severance payments will be made to certain officers of the Company designated by the Chief Executive Officer who are broadband 3 level (senior vice president) and above and who do not have an existing employment agreement with the Company (unless their employment agreement provides otherwise). If a change in control (as specifically defined in the Plan) occurs and the Plan participant is terminated (unless for cause or other reasons as specified in the Plan) within two years after the change in control, then the Plan participants receive a lump sum payment equal to a multiple (based on their broadband level) of the base salary and annual bonus. The multiples range from 1.5 for a senior vice president up to 3.0 for the CEO. If the payment is triggered the Plan participants also receive accelerated vesting of equity awards, benefits continuation, tax gross-up and other benefits as provided in the Plan. The Plan is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On February 11, 2009, the Compensation Committee approved an amendment to the Employment Agreement with Larry Young, which amendment provides that Mr. Young will receive benefits under his Employment Agreement determined as if he were a participant under the Plan. The Amendment to Employment Agreement is filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. Mr. Young’s Employment Agreement is filed as Exhibit 10.11 to Amendment No. 2 to the Form 10 filed with the Securities and Exchange Commission on February 12, 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
As set forth in Item 1.01 of the Current Report on Form 8-K on February 11, 2009, the Compensation Committee of Dr Pepper Snapple Group, Inc. (the "Committee" and "Company," respectively) (i) approved and adopted the Company's Change in Control Plan (the "Plan") and (ii) approved an amendment to the Employment Agreement with Larry Young, which amendment provides that Mr. Young will receive benefits under his Employment Agreement determined as if he were a participant under the Plan. The Plan is attached hereto as Exhibit 99.1 and the Amendment to Employment Agreement is filed with this Current Report on Form 8-K as Exhibit 99.2. Item 1.01 and Exhibits 99.1 and 99.2 are incorporated into this Item 5.02 (e) by reference.

The current four Plan participants (excluding Mr. Young) include one named executive officer - James Johnston, President - Concentrate Sales.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Dr Pepper Snapple Group, Inc. Change in Control Severance Plan adopted by Compensation Committee on February 11, 2009

99.2 Amendment to Employment Agreement of Larry Young

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

February 18, 2009	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Dr Pepper Snapple Group, Inc. Change in Control Severance Plan adopted by Compensation Committee on February 11, 2009
99.2	Amendment to Employment Agreement of Larry Young